EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Centura Banks, Inc.


We consent to the use of our report incorporated herein by reference.



                                            /s/  KPMG LLP


Raleigh, North Carolina
April 29, 1999